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                                   EXHIBIT C
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                          LOAN MODIFICATION AGREEMENT

     THIS LOAN MODIFICATION AGREEMENT is executed as of the 28th day of September, 1995, by and among LINCORP HOLDINGS, INC., a Delaware corporation, formerly known as Unicorp American Corporation ("Lincorp") and COSCAN COLORADO, INC., a Colorado corporation ("Colorado").

                                  WITNESSETH

     WHEREAS, Lincorp did heretofore execute and deliver to Colorado that certain Promissory Note dated July 23, 1990 in the original principal amount of Ten Million Dollars U.S. ($10,000,000.00)("Note"); and

     WHEREAS, in order to secure the Note, Lincorp executed and delivered to Colorado that certain Deed of Trust and Security Agreement dated July 23, 1990 ("Deed of Trust"), which Deed of Trust was recorded on July 27, 1990 under Reception No. 66361 of the records of the City and County of Denver, State of Colorado; and

     WHEREAS, in addition and delivery of the Deed of Trust, Lincorp executed and delivered to Colorado that certain Assignment of Lessor's Interest in Leases and Seller's Interest in Contract and Rents dated July 23, 1990, recorded on July 27, 1990 under Reception No. 66560 of the records of the City and County of Denver, State of Colorado, and a Security Agreement dated July 23, 1990, as well as two Uniform Commercial Code Financing Statements, one of which was recorded with the Secretary of State of the State of Colorado and the other of which was recorded with the Clerk and Recorder of the City and County of Denver, State of Colorado, which Assignment, Security Agreement and Financing Statements are hereinafter collectively referred to as the "Other Loan Documents; and

     WHEREAS, Lincorp and Colorado desire to modify certain terms and provisions of the Note, Deed of Trust and Other Loan Documents:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lincorp and Colorado mutually and expressly agree as follows:

     1.   General.
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          (a)  As of the date hereof, the outstanding principal amount, accrued and unpaid Fixed Interest, and Accrual Amount due
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and owing under the Note is Six Million Dollars ($6,000,000.00) and Lincorp
hereby acknowledges that in addition to said amount, Additional Interest, calculated and payable as provided in the Note, shall also be due and owing under the Note.

         (b) Any capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Note, Deed or Trust and/or Other Loan Documents, as applicable.

     2.  Modification of Note.
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         (a)  The stated principal amount of the Note is hereby reduced from Ten
Million Dollars U.S. ($10,000,000.00) to Nine Million Dollars U.S. ($9,000,000.00).

         (b) With respect to Section I.A.4. of the Note, the definition of the term "Asset Management Agreement" is hereby revised to read as follows:

         4. "Asset Management Agreement" shall mean an Agreement dated July 23, 1990 by and between Maker and the Partnership, as the same may be amended or modified from time to time."

         (c) With respect to Section I.A.10. of the Note, the same is deleted in its entirety, and all references to the term "Change in Control" found in the Note are hereby deleted.

         (d) With respect to Section I.A.17. of the Note, clause (v) thereof is hereby deleted, and clause (vii) thereof is hereby revised in its entirety to read as follows:

         "(vii) such reserves to taxes, insurance, replacement and repairs and other working capital needs of Maker with respect to the Property as Maker reasonably deems necessary."

         (e) With respect to Section I.A.20 of the Note, the same is hereby deleted in its entirety, and all references to "Senior Mortgage Loan" contained in the Note are hereby deleted.

         (f) With respect to Section I.A.24. of the Note, the date of July 22, 1995 set forth therein is hereby deleted, and a date of July 22, 2000 is substituted in its place. Further, with respect to said section, the phrase "or pursuant to Section XXI.B.1. hereof" is hereby deleted.


         (g) With respect to Section I.A.26. of the Note, the phrase "and all sums paid in reduction of the principal balance, including the Accrual Amount under the Senior Mortgage Loan" is hereby deleted.

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         (h)  With respect to Section I.A.29. of the Note, the same is revised to read in its entirety as follows:

         "29. "Operating Shortfall Advances" shall mean one half of the amount necessary to fund Maker's pro rata share (i.e. 50%) of the Expenses of the Property incurred by Maker pursuant to the recommendation of the Asset Manager, including, without limitation, operating shortfalls, lease up expenses, capital expenditures and Environmental Remediation Work; provided, however, the Payee shall have no obligation to fund such expenses unless the Co-Tenant shall fund its prorata share (i.e. 50%) of such Expenses; and further provided that in no event shall Payee be obligated to fund any Expenses in connection with the refinancing of the indebtedness evidenced by this Note."

         (i) With respect to Section I.A.30. of the Note, the same shall be revised in its entirety to read as follows:

         "30. "Partnership" shall mean Coscan Commercial Limited Partnership, a Colorado limited partnership, or in the event such partnership is dissolved or terminated, shall mean either Coscan Colorado, Inc., a Colorado corporation or Coscan Colorado, Inc., a Colorado corporation or Coscan Commercial Properties, Inc., a Colorado corporation, the designation of which corporation shall be made by Coscan Commercial Limited Partnership or its general partner in a written notice to Maker prior to or concurrently with the dissolution and completion of the winding up of the affairs of said partnership."

         (j) With respect to Section IV. of the Note, the first two sentences of said section are revised in their entirety to read as follows:

         "This Note may be prepaid, in whole or in part, at any time, without notice or penalty; provided, however, in the event Maker shall prepay the entire outstanding principal balance of this Note in full, Maker agrees that it shall also pay all Accrual Amounts, Fixed Interest and Additional Interest due and owing under this Note. Any portion of the outstanding principal balance of this Note prepaid shall be available for reborrowing, subject to the terms of this Note, unless the

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         entire outstanding principal balance of this Note is prepaid in full, in which event no proceeds of this Note shall be available for reborrowing."

         (k) With respect to Section V.A. of the Note, the phrase "five (5) Business Days'" found in the first and second lines thereof is hereby deleted and the phrase "ten (10) Business Days'" is substituted in its place.

         (l) With respect to Section V.B. of the Note, the reference to "Sections VI.A.2., 6, 7 or 8" found in the sixth line thereof are hereby deleted, and a reference to "Sections VI.A.1, 2, 3, 6, 7 or 8" is hereby substituted in its place. Further, clause (iii) of said Section is hereby revised in its entirety to read as follows:

         "(iii) Maker shall have provided Payee with evidence, satisfactory to Payee, that it has funded or paid Expenses in an amount equal to the amount of the Operating Shortfall Advance which has been requested."

         (m) With respect to Section V.C. of the Note, the same is deleted in its entirety.

         (n) With respect to Section XIV of the Note, the last sentence thereof is hereby revised to read in its entirety as follows:

         "With respect to the Payee, Payee may not assign its interest under the Loan Documents without the prior written approval of the Maker; provided, however, that Maker's consent shall not be needed with respect to any assignment of its interest in the Loan Documents (i) Unicorp Energy Corporation, a corporation formed under the laws of the Province of Ontario, Canada ("Energy"), or (ii) any affiliate of Payee or Energy."

         (o) With respect to Section XIV of the Note, the addresses for notices, demands, requests or other communications to be sent by one party to the other are hereby revised as follows:

         Maker's Address:   Lincorp Holdings, Inc.
                            250 Park Avenue, Suite 2020
                            New York, New York 10017
                            Attn:  Mr. Jack Sauer

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         Payee's Address:  Coscan Colorado, Inc.
                           c/o Brookfield Development, Inc.
                           370 17th Street, Suite 3800
                           Denver, Colorado  80202
                           Attn:  Mr. Tracy Wilkes

         and:              Haligman and Lottner, P.C.
                           633 17th Street, Suite 2700
                           Denver, Colorado  80202
                           Attn:  Alan B. Lottner, Esq.

         (p) With respect to Section XXI of the Note, the same is hereby deleted in its entirety.

     3.  Deed of Trust.  Lincorp and Colorado agree that all references to the
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Note contained in the Deed of the Trust shall mean and refer to the Note, as modified pursuant to this Agreement, and as the same may from time to time be further amended, restated, modified or supplemented.

     4.  Other Loan Document Modification.  Colorado and Lincorp agree that with
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respect to the Other Loan Documents, all recitations and references therein to the Note and Deed of Trust shall be and are hereby modified to conform to the modifications made to the Note and Deed of the Trust as set forth in this Agreement.

     5.  Loan Document Ratification.  Except as expressly set forth in this
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Agreement, all other terms and conditions set forth in the Note, Deed of Trust and Other Loan Document, as heretofore modified, are hereby ratified and reaffirmed.

     6.  Representations and Warranties.  Lincorp represents, warrants,
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acknowledges and agrees that:

         (a) Lincorp is in compliance with all terms and provisions contained in the Note, Deed of Trust and Other Loan Documents, as amended hereby, on its part to be observed or performed;

         (b) No default, event of default or breach has occurred under the Note, Deed of Trust or Other Loan Documents, and no event, which with the giving of notice or passage of time, or both, would constitute an event of default, default or breach under the Note, Deed of Trust or Other Loan Documents has occurred and is continuing;

         (c) Lincorp has no offsets, defenses, claims or counterclaims with respect to the Note, Deed of Trust or Other Loan Documents or the loan evidenced or secured thereby or Colorado's administration thereof or performance of its obligations thereunder; and

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          (d)  As of the date hereof, Colorado will have fully performed all of its obligations under the Note, Deed of Trust and other Loan Documents that it may have had or has of the date hereof.

     7.   Conditions Precedent.  The following shall be conditions precedent to
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the effectiveness of this Agreement:

          (a) Lincorp shall execute and deliver to Colorado any and all other documents necessary for the completion of the transactions contemplated by this Agreement;

          (b) Lincorp shall deliver to Colorado an amendment to the Asset Management Agreement, which amendment, among other modifications, extends the term of such Agreement to July 22, 2000.

          (c) All of the transactions described in that certain Agreement dated September 5, 1995 by and between Lincorp, Coscan, Inc., a Delaware corporation, Coscan Colorado, Inc., a Colorado corporation, Coscan Limited Partner Corporation, a Colorado corporation, Coscan California Commercial, Inc., a California corporation, and Coscan California Limited Partner Corporation, a California corporation, are consummated as described therein.

     8.   Governing Law.  The terms and conditions of this Agreement shall be
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governed by the applicable laws of the State of Colorado.

     9.   Paragraph Headings.  The paragraph headings used herein are intended
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for reference purposes only and shall not be considered in the interpretation of the terms and provisions hereof.

     10.  Inurement.  The terms and provisions of this Agreement shall be
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binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date and year first set forth above.

                                       COSCAN COLORADO, INC., a Colorado
                                       corporation


                                       By: (SIGNATURE APPEARS HERE]
                                          --------------------------------
                                       Its: President
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

                                   LINCORP HOLDINGS, INC., a Delaware
                                   corporation, formerly known as
                                   Unicorp American Corporation


                                   By: (SIGNATURE APPEARS HERE)
                                      --------------------------------
                                   Its: President
                                       -------------------------------

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